Debt and Equity Securities - Sales of Debt and Equity Securities (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Investments, Debt and Equity Securities [Abstract]
Gross proceeds	$ 42,845	$ 72,215	$ 6,867
Gross realized gains	261	638	78
Gross realized losses	(76)	(93)	0
Net realized gains	$ 185	$ 545	$ 78